SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2011

PHI GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	2-78335-NY	90-0114535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17011 Beach Blvd., Suite 1230 Huntington Beach, CA	92647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (714) 843-5450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

a. Effective on September 6, 2011, the independent accountant who was previously engaged as the principal accountant to audit the Registrant's financial statements, Kabani & Company, was dismissed by the Registrant. This accountant's reports on the financial statements for the past two fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles other than a going concern uncertainty.  The decision to change accountants was approved by the Board of Directors.  During the Registrant's two most recent fiscal years and any subsequent interim periods preceding such dismissal, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Kabani & Company’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registration’s financial statements.  In addition, there were no "reportable events," as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, that occurred within the Registrant's two most recent fiscal years and the subsequent interim period preceding the former accountant's dismissal.

The Registrant has requested that Kabani & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b.  Effective on September 6, 2011, the accounting firm of Dave Banerjee, CPA was engaged to serve as the new independent principal accountant to audit the Registrant's financial statements for the fiscal year ended June 30, 2011.  During the Registrant's two most recent fiscal years, and the subsequent interim period prior to engaging that accountant, neither the Registrant (nor someone on its behalf) consulted the newly engaged accountant regarding either:

1.  the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Dave Banerjee, CPA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or

2.  any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter from Kabani & Company

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PHI GROUP, INC.

/s/ Henry Fahman
Henry Fahman, Chief Executive Officer

Date:  September 12, 2011